UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016

FedEx Corporation

(Exact name of registrant as specified in its charter)

1-15829

(Commission File Number)

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2016, FedEx Corporation (“FedEx”) announced that T. Michael Glenn, FedEx’s Executive Vice President – Market Development & Corporate Communications, will retire effective December 31, 2016. FedEx also announced that David J. Bronczek will become President and Chief Operating Officer of FedEx effective January 1, 2018, and Frederick W. Smith will remain Chairman of the Board and Chief Executive Officer. Mr. Bronczek will remain President and Chief Executive Officer of Federal Express Corporation (“FedEx Express”) until that time.

Mr. Bronczek, 62, is currently President and Chief Executive Officer of FedEx Express, a position he has held since January 2000. Mr. Bronczek was Executive Vice President and Chief Operating Officer of FedEx Express from January 1998 to January 2000, Senior Vice President – Europe, Middle East and Africa of FedEx Express from June 1995 to January 1998, Senior Vice President – Europe, Africa and Mediterranean of FedEx Express from June 1993 to June 1995, Vice President – Canadian Operations of FedEx Express from February 1987 to March 1993, and held several sales and operations managerial positions at FedEx Express from 1976 to 1987. Mr. Bronczek serves as a director of International Paper Company, an uncoated paper and packaging company.

FedEx’s policy on personal use of corporate aircraft requires officers to pay FedEx two times the cost of fuel, plus applicable passenger ticket taxes and fees, for personal trips. Pursuant to this requirement, Mr. Bronczek paid FedEx $179,417 during fiscal 2016 in connection with certain personal use of corporate aircraft. Pursuant to FedEx’s Policy on Review and Preapproval of Related Person Transactions, the Nominating & Governance Committee reviewed these transactions and determined that they remain in the best interests of FedEx and its stockholders. The appointment of Mr. Bronczek was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of FedEx acting in his or her official capacity. The Compensation Committee and Board of Directors of FedEx will evaluate Mr. Bronczek’s compensation as President and Chief Operating Officer of FedEx at a later date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 26, 2016.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2017 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	206,514,145	3,154,647	700,011	25,748,145

James L. Barksdale	207,358,990	2,787,573	222,239	25,748,145

John A. Edwardson	207,434,519	2,610,179	324,104	25,748,145

Marvin R. Ellison	207,092,213	3,026,988	249,600	25,748,145

John C. (“Chris”) Inglis	208,218,104	1,892,684	258,014	25,748,145

Kimberly A. Jabal	208,298,936	1,811,600	258,266	25,748,145

Shirley Ann Jackson	204,159,619	5,976,524	232,659	25,748,145

R. Brad Martin	207,816,452	2,304,702	247,647	25,748,145

Joshua Cooper Ramo	208,260,231	1,858,574	249,997	25,748,145

Susan C. Schwab	206,009,496	4,135,262	224,044	25,748,145

David P. Steiner	207,816,057	2,302,074	250,670	25,748,145

Paul S. Walsh	196,645,031	13,474,126	249,644	25,748,145

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	200,547,591 votes for (95.3% of the voted shares)

•	8,876,782 votes against (4.2% of the voted shares)

•	944,429 abstentions (0.5% of the voted shares)

•	25,748,145 broker non-votes

Proposal 3: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2017 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	233,836,188 votes for (99.0% of the voted shares)

•	1,986,876 votes against (0.8% of the voted shares)

•	293,882 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: A stockholder proposal requesting that FedEx provide a report, updated annually, disclosing information about the corporation’s lobbying activities and expenditures was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	53,183,937 votes for (25.3% of the voted shares)

•	115,070,051 votes against (54.7% of the voted shares)

•	42,114,813 abstentions (20.0% of the voted shares)

•	25,748,145 broker non-votes

Proposal 5: A stockholder proposal requesting the adoption of simple majority vote-counting in connection with all non-binding stockholder proposals was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	12,391,557 votes for (5.9% of the voted shares)

•	197,277,012 votes against (93.8% of the voted shares)

•	700,233 abstentions (0.3% of the voted shares)

•	25,748,145 broker non-votes

Proposal 6: A stockholder proposal requesting the implementation of the Holy Land Principles was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	4,423,358 votes for (2.1% of the voted shares)

•	164,007,953 votes against (78.0% of the voted shares)

•	41,937,491 abstentions (19.9% of the voted shares)

•	25,748,145 broker non-votes

Proposal 7: A stockholder proposal requesting that FedEx provide a report regarding the application of company non-discrimination policies in states with pro-discrimination laws was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	7,658,880 votes for (3.6% of the voted shares)

•	160,715,004 votes against (76.4% of the voted shares)

•	41,994,918 abstentions (20.0% of the voted shares)

•	25,748,145 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 26, 2016	By:	/s/ Christine P. Richards
Christine P. Richards Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

E-1